Exhibit 99.3

LANDEC CORPORATION
2009 STOCK INCENTIVE PLAN
NOTICE OF STOCK OPTION GRANT

Optionee:

     You have been granted an option (the “Option”) to purchase Common Stock of Landec Corporation (the “Company”), as follows:

Date of Grant:	_______________________

Exercise Price Per Share:	_______________________

Total Number of Shares Granted:	_______________________

Total Exercise Price:	_______________________

Type of Option:	_______ Incentive Stock Option _______ Nonstatutory Stock Option

Term/Expiration Date:	_______________________

Vesting Commencement Date:	_______________________

Vesting Schedule:
So long as your Service continues, the Shares underlying this Option shall vest and become exercisable in accordance with the following schedule: 1/36th of the total number of Shares subject to this Option shall vest and become exercisable on the one-month anniversary of the Vesting Commencement Date and on each monthly anniversary thereafter.

Termination Period:
This Option may be exercised for six months after termination of your Service except as set forth in Section 4 of the Stock Option Agreement (but in no event later than the Expiration Date). Optionee is responsible for keeping track of the exercise period following a termination of his or her Service for any reason. The Company will not provide further notice of such period.

Unless otherwise defined in this Notice of Stock Option Grant, the terms used herein shall have the meanings assigned to them in the Plan.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Landec Corporation 2009 Stock Incentive Plan and the Stock Option Agreement, all of which are attached to, and made a part of, this document.

Exhibit 99.3

In addition, you agree and acknowledge that your rights to any Shares underlying this Option will be earned only as you provide Service over time, that the grant of the Option is not as consideration for services you rendered to the Company (or any Parent, Subsidiary, or Affiliate), prior to your Vesting Commencement Date, and that nothing in this Notice of Stock Option Grant or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company (or any Parent, Subsidiary, or Affiliate) for any period of time, nor does it interfere in any way with your right or the Company’s (or any Parent’s, Subsidiary’s, or Affiliate’s) right to terminate that relationship at any time, for any reason, with or without cause.

OPTIONEE:	LANDEC CORPORATION

By:

Signature

Title:

Print Name

Exhibit 99.3

LANDEC CORPORATION
2009 STOCK INCENTIVE PLAN
STOCK OPTION AGREEMENT

1.            Grant of Option. Landec Corporation, a Delaware corporation (the “Company”), hereby grants to the Optionee named in the Notice of Stock Option Grant attached to this Stock Option Agreement (the “Optionee”), an option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Stock Option Grant (the “Notice”), at the exercise price per Share set forth in the Notice (the “Exercise Price”) subject to the terms, definitions and provisions of the 2009 Stock Incentive Plan (the “Plan”), which is incorporated in this Stock Option Agreement (the “Agreement”) by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.

                This Option is intended to be an Incentive Stock Option as defined in Section 422 of the Code only to the extent so designated in the Notice, and to the extent it is not so designated or to the extent the Option does not qualify as an Incentive Stock Option, it is intended to be a Nonstatutory Stock Option. Notwithstanding the foregoing, even if designated as an Incentive Stock Option, in the event that the Shares subject to this Option (and all other Incentive Stock Options granted to Optionee by the Company or any Parent or Subsidiary, including under other plans of the Company) that first become exercisable in any calendar year have an aggregate fair market value (determined for each Share as of the date of grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a Nonstatutory Stock Option in accordance applicable law.

                2.         Exercise of Option. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan as follows:

(a)         Right to Exercise.

(i)          This Option may not be exercised for a fraction of a share.

(ii)         In the event of Optionee’s termination of Service, the exercisability of the Option shall be governed by Section 4 below, subject to the limitations contained in paragraph (iii) below.

(iii)        In no event may this Option be exercised after the Expiration Date as set forth in the Notice.

(b)         Method of Exercise.

               (i)          This Option may be exercised by delivering to the Company a fully executed Notice of Exercise (in the form attached as Exhibit A) which shall state the Optionee’s election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered to the Company by such means as are determined to constitute adequate delivery by the Plan Administrator in its discretion. The Notice of Exercise shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Notice of Exercise accompanied by the Exercise Price.

Exhibit 99.3

               (ii)         As a condition to the exercise of this Option, Optionee agrees to make adequate provision for any applicable federal, state or other tax withholding obligations, if any, which arise upon the exercise of the Option or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

(iii)        The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of the Option unless such issuance or delivery would comply with all applicable laws, with such compliance determined by the Company in consultation with its legal counsel. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

3.          Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of Optionee: (a) cash, (b) check, (c) surrender of other Shares, provided that the Company may, in its sole discretion, require that Shares tendered for payment be previously held by the Optionee for a minimum duration, or (d) Cashless Exercise.

                4.           Termination of Relationship. Following the date of termination of Optionee’s Service for any reason (the “Termination Date”), Optionee may exercise the Option only as set forth in the Notice and this Section 4. To the extent that Optionee does not exercise this Option within the Termination Period set forth in the Notice or the termination periods set forth below, the Option shall terminate in its entirety. In no event, may any Option be exercised after the Expiration Date of the Option as set forth in the Notice. In the event of termination of Optionee’s Service other than as a result of Optionee’s Disability or death or for Cause, Optionee may, to the extent Optionee is vested in the Option Shares at the Termination Date, exercise this Option during the Termination Period set forth in the Notice. In the event of any other termination, Optionee may exercise the Option only as described below:

(a)         Termination upon Disability of Optionee. In the event of termination of Optionee’s Service as a result of Optionee’s Disability, Optionee may, but only within six months from the Termination Date, exercise this Option to the extent Optionee was vested in the Option Shares as of such Termination Date.

(b)        Death of Optionee. In the event of the death of Optionee while in Service, the Option may be exercised at any time within six months following the date of death by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Optionee was vested in the Option Shares as of the Termination Date.

(c)         Termination for Cause. In the event Optionee’s Service is terminated for Cause, the Option shall terminate immediately upon such termination for Cause. In the event Optionee’s employment or consulting relationship with the Company is suspended pending investigation of whether such relationship shall be terminated for Cause, all Optionee’s rights under the Option, including the right to exercise the Option, shall be suspended during the investigation period.

               5.           Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution. The designation of a beneficiary does not constitute a transfer. This Option may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

Exhibit 99.3

               6.            No Employment Rights. Optionee understands and agrees that the vesting of Shares pursuant to the Vesting Schedule is earned only by continuing as an Employee or Consultant at the will of the Company (or any Parent, Subsidiary, or Affiliate) and not through the act of being hired, being granted this Option or acquiring Shares under this Agreement. Optionee further acknowledges and agrees that nothing in this Agreement, nor in the Plan which is incorporated in this Agreement by reference, shall confer upon Optionee any right with respect to continuation as an Employee or Consultant with the Company (or any Parent, Subsidiary, or Affiliate), nor shall it interfere in any way with his or her right or the Company’s (or any Parent’s, Subsidiary’s, or Affiliate’s) right to terminate his or her employment or consulting relationship at any time, with or without cause.

                7.            Effect of Agreement. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail. The Option, including the Plan, constitutes the entire agreement between Optionee and the Company on the subject matter hereof and supersedes all proposals, written or oral, and all other communications between the parties relating to such subject matter.

               8.            Applicable Law. This Agreement will be interpreted and enforced under the laws of the State of Delaware without regard to the conflict of laws principles thereof.

                9.            Signature. This Agreement shall be deemed executed by the Company and Optionee upon execution by such parties of the Notice attached to this Agreement.

Exhibit 99.3

LANDEC CORPORATION
2009 STOCK INCENTIVE PLAN

STOCK OPTION
EXHIBIT A
NOTICE OF EXERCISE

To:	Landec Corporation
Attn:	Administrator of the 2009 Stock Incentive Plan
Subject:	Notice of Intention to Exercise Stock Option

This Notice of Exercise constitutes official notice that the undersigned intends to exercise Optionee’s option to purchase ___shares of Landec Corporation Common Stock, under and pursuant to the Company’s 2009 Stock Incentive Plan (the “Plan”) and the Notice of Stock Option and Stock Option Agreement (the “Agreement”) dated ___, as follows:

Number of Shares:	________________________________

Exercise Price per Share:	________________________________

Total Exercise Price:	________________________________

Method of Payment of Exercise Price:	________________________________

The shares should be registered in the name (s) of:

                                                             and                                                             . 1

By signing below, I hereby agree to be bound by all of the terms and conditions set forth in the Plan and the Agreement. If applicable, proof of my right to purchase the shares pursuant to the Plan and the Agreement is enclosed. 2

Dated:

(Signature)	(Signature)[3]

(Please Print Name)	(Please Print Name)

(Full Address)	(Full Address)

Exhibit 99.3

[1]	If more than one name is listed, please specify whether the owners will hold the shares as community property or as joint tenants with the right of survivorship.

[2]	Applicable if someone other than the Optionee (e.g., a death beneficiary) is exercising the stock option.

[3]	Each person in whose name shares are to be registered must sign this Notice of Exercise.